Exhibit 10(a)

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in Post-Effective Amendment No. 18 to the 1933 Act Registration Statement (Form N-4 No. 333-141759) pertaining to Lincoln New York Account N for Variable Annuities, which is incorporated by reference into Post-Effective Amendment No. 20 to the 1933 Act Registration Statement (Form N-4 No. 333-141759) and Amendment No. 250 to the 1940 Act Registration Statement (Form N-4 No. 811-09763), and to the use therein of our reports dated (a) April 2, 2013, with respect to the financial statements of Lincoln Life & Annuity Company of New York and (b) April 5, 2013, with respect to the financial statements of Lincoln New York Account N for Variable Annuities for the registration of interests in a separate account under individual flexible payment deferred variable annuity contracts.

/s/ Ernst & Young LP

Philadelphia, Pennsylvania
November 5, 2013